SCHEDULE 14A
                                  (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934


         Filed by the Registrant  [x]
         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [X]  Soliciting Material Pursuant to Section 240.14a-11(c) or
              Section 240.14a-12


                          Coastal Physician Group, Inc.

                 (Name of Registrant as Specified In Its Charter)

                          Coastal Physician Group, Inc.

                    (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
              14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

              (2) Aggregate number of securities to which transaction applies:

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              (4)  Proposed maximum aggregate value of transaction:

              (5)  Total fee paid:





         [X]  Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:




























                     [LOGO OF COASTAL PHYSICIAN GROUP, INC.]



















                        Divestiture of Non-Core Businesses





                        Divestiture of Non-Core Businesses


         Physicians Planning Group (PPG)


         HealthNet Medical Group (HealthNet)


         Integrated Provider Network (IPN)


         Better Health Plans (BHP)


         MedCost


         Provider Business Services (PBS)





                               Divestiture Criteria


         Limited Strategic Fit with Core Business of Coastal

              - Operationally dissimilar physician-based businesses - limited operating leverage

              - Different management skills required to manage clinical operations and financial risk

              - Geographically dispersed with no critical mass in any particular market





                           Divestiture Criteria (cont.)


         Significant Investment Required to Build Each Business

              - Development of MSO infrastructure (e.g., risk contracting, care management)

              -    Capital required to accept financial/clinical risk

              - Acquisitions to increase local market coverage and share

              -    Integration with local delivery system

              -    Formation of regional/national PPM business





                           Divestiture Criteria (cont.)


         Readily Marketable

              -    Significant number of potential buyers

              -    Active acquisition market with competitive pricing

              - Easily separable from Coastal - decentralized management and administration (some IT issues)





                               Divestiture Strategy


         Individual Businesses - Worth More to Other Providers
              -    Existing investment in the business or market
              -    Ability to obtain leverage



         Individual Parts - Worth More Than the Whole
              -    Operationally dissimilar
              -    Geographically dispersed



         Leading Buyers
              -    Local hospitals/integrated delivery systems
              -    National Regional Physician Practice Management
                   Companies





                          Coastal Physician Group, Inc.
                                 August 27, 1996
                            Asset Divestiture Summary


                                   Point     Investment          Final
              Asset               Person       Banker         Memorandum
    -------------------------------------------------------------------------
    1  PPG/HCA                     Toney      Acvest, Inc.        N/A


    2  Better Health Plan          Toney      Acvest, Inc.       Done


    3  Integrated Physician        Toney      Network Health     Done
       Network (NC)                           Financial Srvcs/
                                              Acvest, Inc.


    4  HealthNet Corp. (NJ)        Toney      Acvest, Inc.       Done


    5  MedCost, Inc.               Toney      Legg Mason         Done


    6  Provider Business Services  Kuoni      Townsend,          Done
                                              Frew & Co.


    7  Anesthesia/OBGYN Contracts  Kuoni      Townsend,           TBD
                                              Frew & Co.


    8  South Florida Clinics       Toney      Internal Mgmt.      TBD



























         ===============================================================

                            Coastal Physician Services

                                 August 28, 1996

























         Coastal Physician Services





                                 Early Assessment
         ===============================================================

              - Traditional financial and operational measurements did not provide effective management tools

              - Revenue-driven focus; insufficient attention to cash flow

                   >> Customer attrition

                   >> Margin erosion

                   >> Many "loser" contracts

              - Extrinsic/intrinsic incentives not sufficiently aligned with good business practices

              -    Poor decision making at the top


































         Coastal Physician Services





                               Focus on the Basics
         ===============================================================

              - Terminate unprofitable CPS and related contracts that can't be quickly made profitable

              -    Size organization to fit resulting revenue base

              -    Address billing/collection issues

              -    Reduce direct expenses

                   >> Clinical personnel expenses

                   >> Medical Malpractice insurance






































         Coastal Physician Services





                           Goal:  Redefine the Way CPS
                                  Does Business
         ===============================================================

              - Develop consistency in the way we do business and ensure that we measure results accurately

              -    Develop short-term and long-term plans and objectives

                   >> Tracking daily and weekly metrics for results to
                        be constantly and consistently reviewed

                   >> communicate plans and objectives throughout the
                        organization

              - Provide people with the resources and incentives to accomplish the plans and objectives




































         Coastal Physician Services





                            Coastal Physician Services
         ===============================================================



                   The Right Information
                   To The Right People
                   At The Right Time













































         Coastal Physician Services





                                 Contract Changes
         ===============================================================


                                  -    Voluntary

                                  -    Involuntary

                                  -    Conversions

                                  -    Additions

                                  -----------------

                                       Net Change






































         Coastal Physician Services





                                Structural Changes
         ===============================================================

              -    Greater P&L responsibility at the operating level

                   >>   Operations (Credentialing & Staffing)
                   >>   Contract Management & Recruiting
                   >>   Accounting/Financial Reporting
                   >>   New Business Development
                   >>   Medical Directors

              -    Corporate responsibility

                   >>   Functional reporting relationships
                   >>   Strategy & direction
                   >>   Provide resources
                   >>   Track & roll-up results




































         Coastal Physician Services





                                 Decentralization
         ===============================================================

                                                        FUNCTION

                Staffing/      Contract Mgt/
                Credentialing  Recruiting     Finance          NBD      Medical
              ------------------------------------------------------------------
              Mid Atlantic
              ------------------------------------------------------------------

              ------------------------------------------------------------------
    TEAM      Southeast
              ------------------------------------------------------------------

              ------------------------------------------------------------------
              West
              ------------------------------------------------------------------



                   -    Team - make things happen

                   -    Function - support, mentoring, expertise





























         Coastal Physician Services





                            Billing/Collection Issues
         ===============================================================

              -    A/R Management

                   >>   Flat Rate/Subsidy
                   >>   Fee-for-Service
                        -    Outside
                        -    HBR

              -    Net Cash Flow

                   >> Positive $4M variance from company projections used to borrow money in April







































         Coastal Physician Services





                                 Direct Expenses
         ===============================================================

              -    Clinical Personnel Expenses

                   >>   Medical Directors
                   >>   Independent Contractors

              -    Medical Malpractice Insurance

                   >>   CAIC
                   >>   Outside
                   >>   Total increase from 1995 to 1996 is 22.81%








































         Coastal Physician Services





                            Coastal Physician Services
         ===============================================================



                   Lean






                                      Stable





                                                                 Focused








         Coastal Physician Services





                              Management Action Plan
                                     Summary
         ===============================================================


                             -    Internal Changes

                             -    Clinical Personnel
              Loss                                            Profit
                             -    Malpractice Insurance

                             -    Net-to-Practice









































         Coastal Physician Services





                            Coastal Physician Services
         ===============================================================



              Vision






                                    Leadership








                                                  Operational Experience















         Coastal Physician Services





                            Improvements from the Past
         ===============================================================

              -    Exited unprofitable contracts

              -    Subsidy improvements

              -    Overhead reductions

              -    Direct expense reductions

              -    Turnaround low-margin contracts

              -    Net-to-practice improvements

              -    Better margin control for new business





































         Coastal Physician Services















                               Healthcare Business

                                 Resources, Inc.



                                   Presentation

                                 August 28, 1996



































         Healthcare Business Resources, Inc.








                                  Central Focus




              THROUGHPUT


                                     DEFECTS


                                                      PRODUCTIVITY







































         Healthcare Business Resources, Inc.








                            Issues faced by management




              -    Re-Building customers confidence (including CPS)

              -    Billing systems consolidation to Enhance

              -    System interfaces with field and hospital operations

              -    Dysfunctional Operations at Durham

              -    Employee motivation and training





































         Healthcare Business Resources, Inc.








                                  Changes at HBR




              Without a change in process, we will fail.

              -    Re-engineering the physical flow of documents

              -    New Operational measures throughout the process

                   >>  New matrix focused statistics include:

         +--------------------------------------------------------------+
         |         Charts on Hold        Rejected         FTE Reporting |
         |                               invoices                       |
         +--------------------------------------------------------------+
         |                                                              |
         |         Charts               Charts Coded        Invoices    |
         |         Received                                 processed   |
         |                                                              |
         +--------------------------------------------------------------+






























         Healthcare Business Resources, Inc.








                                  Changes at HBR




              - Regionalization - Balancing workload throughout offices

              -    Re-build a strong working relationship with CPS

                   >>  More successful results for CPS

                   >>  More successful results for HBR

              -    Eliminate Accounts Receivable Collection Delays

              -    Information Technology


































         Healthcare Business Resources, Inc.








                               Information Systems




              - Current true cost to HBR is between $9 and $11 million annually

              -    Consolidate Multiple Billing Platforms to One

              - Expand and improve Electronic interfaces with hospitals

              -    Electronic Processing

                   >>  Cash Posting

                   >>  Electronic Funds Transfer

                   >>  Coding and processing of charts































         Healthcare Business Resources, Inc.








                              Recent Accomplishments




              -    Enrollment Holds Reduced by 22% or $4.5 million since
                   July 27

                   >>  This equals about $2 million in cash

              - Identification of 15 separate programs to reduce Accounts Receivable Days Outstanding with a total value of more than $7 gross million

              - Electronic claims submission have increased from 30% to 65% of eligible claims

              - Establishment of senior level contact at HCFA to resolve enrollment issues with carriers
































         Healthcare Business Resources, Inc.








                                 Examples of MAPs



              Specific Goals                      Date of Completion

              Complete collection of A/R's over   December 31, 1996
              190 days outstanding

              Eliminate processing backlogs       December 31, 1996

              Convert all clients to Enhance      December 31, 1996
              Billing system

              Negotiate an acceptable IS          June 30, 1997
              contract

              Reduce direct and overhead costs    June 30, 1997

              Establish Lock Box System           June 30, 1997































         Healthcare Business Resources, Inc.








                                 Strategic Issues




              -    Strategic issues on hold until process is fixed

                   >> Pursue independent contracts vs. supporting CPS growth

                   >>   Development of high tech solutions

                   >> Growth through acquisition vs. internally generated growth

                   >> Expand services to departments outside of Emergency Department

                   >> Realization of shareholder value within the FirstCollect subsidiary































         Healthcare Business Resources, Inc.








         COASTAL GOVERNMENT SERVICES (CGS)
         COASTAL CORRECTIONAL HEALTHCARE (CCH)


         Business Overview    CGS                 CCH


         Key Markets          Navy, Army, Air     State Prisons, County/
                              Force VA, IHS       City Jails, BOP

         Services             EM, Primary Care    Staffing - Total Care
                              Clinics, OB/GYN,
                              Nurses, Support
                              Staffing







         Accomplishments


             -           Growth

             -           First to receive 100% Incentive Awards

             -           Customer Testimonial - State Medical Director

             -           First Navy Emergency Medicine

             -           Preferred OB/GYN Provider

             -           Service Excellence







         Present Status


             -                Experienced Management

             -                Strong Team
                                  Business Development
                                  Operations

             -                Management Outlook










                                            CGS                 CCH

         Size of Market (Bil)               $.5                $2.5

         Competitors                       5/10                6/12







         Internal Focus


             -                Manage Costs - Direct & O/H

             -                Manage Risks

             -                Best Systems

             -                Sensitivity to Clients







         Road to Growth & Profitability


             -                Stable Organization & Management Support

             -                Some Capital/Cash Flow

             -                Best Lean Team

             -                Continuing Opportunities

















                           Health Plan Southeast (HPSE)







                                    Situation


         In the past, HPSE significantly under performed its potential. Most recently, Management has taken action to perform an operational turnaround.

              -  Historically under managed
                 -Physician - owned
                 -Weak managed care
                 -Respectable membership growth
                 -Eroding profitability

              -  Currently stabilized and improving quickly
                 -Critical actions taken
                 -Key performance measures showing significant
                  improvement
                 -Management action plan in place







                              Actions Taken To-Date


         HPSE has taken a number of steps toward the operational turnaround:

                 -    Installed key management

                 -    Instituted traditional managed care controls
                      -Referral process
                      -Utilization management

                 -    Began restructuring provider contracts
                      -Best Value Facility
                      -IPA contract

                 -    Reduced administrative expenses







                                  Impact To-Date


         -    Significantly reduced medical loss ratio
              -Utilization down
              -Unit cost down

         -    Administrative expenses well below budget

         -    Revenue and membership on target







                                  Going Forward


         -    Further control of utilization
              -Expansion of referral process
              -Better concurrent utilization

         -    Further reducing other medical cost drivers
              -Network
              -Pharmacy costs
              -Disease management
              -Further capitation

         - Growing membership and revenue moderately and profitably -Holding administrative expense growth well below sales growth
              -Ongoing process improvement
              -Contiguous geographic expansion
              -Fully rolling out existing products







                              Potential Value Impact


         Overall, Coastal management believes HPSE has the potential to significantly increase in value over the next 12 to 24 months:

              -  Continued profit improvement

              -  Continued moderate growth

              -  Demonstrated track record of improved performance

              - Opportunity for greater growth through potential new initiatives







                                      Risks


         While the upside potential for HPSE is significant, the downside is limited:

              - Market currently valuing HPSE based on historically poor performance

              -  HPSE currently operating cash-positive

              - HPSE's market is, and will likely continue to be, strategically attractive
                 -      Will keep Coastal's options open in the future







                         Group is a Service Organization


         Accounting, Public Reporting

         Treasury, Cash Management, Cash Forecasting

         Business & Strategic Planning

         Tax, Legal

         Investor, Government Relations.







                          Assessment of Current Position


         Qualitative


         Stakeholder perception of Group is poor

         Downsizing from 200 + in January to 91 currently is a co-factor in current problems

         Management currently augmented by PW staff







                               Group's Value Added


         Oversee Turnaround Activity

              Major re-write of ISSC contract, related contract with Advantis

              Re-sized organization will have significant effect on Real
              Estate

              Businesses to be re-configured or divested


         Shrink-to-fit as programs are completed

         Bottom line:  Experienced management on-site to re-scope Group








         Forward-looking Information or Statements: Except for state-ments of historical fact, statements made in this presentation and in the conference of which this presentation is a part are forward looking statements, and are inherently subject to un-certainties. The actual results of the Company may differ materially from those reflected by the forward looking state-ments based on a number of important risk factors including, but not limited to: receipt of sufficient proceeds from divested assets and the timing of any divestitures, fulfillment of scheduled divestiture efforts; the level and timing of im-provements in the operational efforts; the possibility of poor accounts receivable collection and/or reimbursement experience; the possibility of increased medical expenses due to increased utilization; the possibility that the Company is not able to improve operations or execute its divestiture strategy as planned; and other important factors disclosed from time to time in the Company's form 10-K, form 10-Q, form 8-K and other Securities and Exchange Commission filings, including the form 10-Q for the quarter ended June 30, 1996.

         Certain Additional Information: Coastal Physician Group, Inc. will be soliciting proxies to elect directors at its 1996 An-nual Meeting of Stockholders. In addition to those persons listed on Appendix I to the Company's proxy statement, the following individuals may be deemed participants in such solicitations of proxies: John G. Ball; Kirk Doolittle; Jeff Smith; Terry W. Blackwood; Charles F. Kuoni III; Lewis Sanders; Timothy Hassenger; and Mark E. Toney. As of June 30, 1996, Mr. Doolittle is the beneficial owner of 1,100 shares of the Company's common stock; Mr. Smith is the beneficial owner of less than 100 shares of the Company's common stock; and Mr. Blackwood is the beneficial owner of 842 shares of the Company's common stock. Mr. Toney is an employee of Price Waterhouse LLP, which has been engaged pursuant to an agreement between Price Waterhouse and Coastal to assist the Company in its revitalization plan. In connection with such agreement, the Company has agreed to pay Price Waterhouse $70,000 per month for the services of the Plan Managers, and $46,400 per month for any additional Price Waterhouse personnel that may provide services under the agreement. The Company also granted Price Waterhouse an option to purchase 50,000 shares of Coastal common stock at a price of $7 7/8, which has not yet vested, and a separate option to purchase up to 50,000 shares of Company common stock, which will vest at a rate of 10,000 shares each month for five months commencing May 15, 1996, at a strike price equal to the average closing price of the common stock on the New York Stock Exchange for the first ten trading days of each month prior to the vesting date.